Exhibit 10 (lxxviii)

                       AMENDMENT NO. 3 TO CREDIT AGREEMENT


     AMENDMENT dated as of May 19, 1997 to the Amended and Restated Credit Agreement dated as of June 4, 1996 (as heretofore amended, the "Credit Agreement") among NACCO MATERIALS HANDLING GROUP, INC. (the "Borrower"), the BANKS party thereto (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                              W I T N E S S E T H :

     WHEREAS, the parties hereto desire to amend the Credit Agreement to (i) terminate the Commitments of The Bank of Nova Scotia, The First National Bank of Chicago and Royal Bank of Canada and (ii) increase the Commitments of certain other Banks by an aggregate amount equal to the aggregate amount of the Commitments being terminated;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     SECTION 2. Commitment Schedule. The Commitment Schedule attached hereto is added to the Credit Agreement immediately after the signature pages thereof.

     SECTION 3. Definitions. (a) The following new definition is added to
Section 1.1 of the Credit Agreement immediately after the definition of "Commitment":

                 "Commitment Schedule" means the Commitment Schedule attached hereto.

     (b) The definition of "Bank" in Section 1.1 of the Credit Agreement is amended to read as follows:

                 "Bank" means each bank listed on the Commitment Schedule, each Assignee which becomes a Bank pursuant to Section 9.6(c), and their respective successors.

     (c) Clause (i) of the definition of "Commitment" in Section 1.1 of the Credit Agreement is amended to read as follows:

     (i) with respect to each Bank listed on the Commitment Schedule, the amount set forth opposite its name on the Commitment Schedule or

     SECTION 4. Repayment of Outstanding Loans. On the Amendment No. 3 Effective Date (as defined in Section 9 below) the Borrower shall (i) prepay all Committed Loans outstanding under the Credit Agreement immediately prior thereto and (ii) pay all interest on such Committed Loans and all facility fees accrued under the Credit Agreement to but excluding the Amendment No. 3 Effective Date. The parties hereto waive any requirement in Section 2.14 of the Credit Agreement that the Borrower give prior notice of such prepayments. The Borrower shall compensate the Banks for any funding losses resulting from such prepayments as and when provided in Section 2.16 of the Credit Agreement.

         SECTION 5.  Updated Representations as to Financial Information.
Section 4.4 of the Credit Agreement is amended to read as follows:

     SECTION 4.4. Financial Information. (a) The consolidated balance sheet of the Borrower and its Subsidiaries as of December 31, 1996 and the related consolidated statements of income, cash flows and stockholders' equity for the Fiscal Year then ended, reported on by Arthur Andersen LLP, a copy of which has been delivered to each of the Banks, fairly present, in conformity with GAAP, the consolidated financial position of the Borrower and its Subsidiaries as of such date and their consolidated results of operations and cash flows for such Fiscal Year.

               (b) The unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of March 31, 1997 and the related unaudited consolidated statements of income, cash flows and stockholders' equity for the three months then ended, a copy of which has been delivered to each of the Banks, fairly present, on a basis consistent with the financial statements referred to in subsection (a) of this Section, the consolidated financial position of the Borrower and its Subsidiaries as of such date and their consolidated results of operations and cash flows for such three-month period (subject to normal year-end adjustments).

               (c) Since March 31, 1997 there has been no material adverse change in the business, financial position or results of operations of the Borrower and its Subsidiaries, considered as a whole.

         SECTION 6. Additional Representations and Warranties. The Borrower represents and warrants that as of the Amendment No. 3 Effective Date, immediately after this Amendment becomes effective:

                  (a) no Default will have occurred and be continuing; and

                  (b) each representation and warranty of the Borrower set forth in the Credit Agreement will be true as though made on and as of the Amendment No. 3 Effective Date.

         SECTION 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 9. Effectiveness. This Amendment shall become effective on June 10, 1997 provided that the following conditions are met (the "Amendment No. 3 Effective Date"):

               (a) the Agent shall have received from each of the Borrower and the Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof; and

               (b) the Agent shall have received evidence satisfactory to it that the Borrower will make the payments required by Section 5 of this Amendment on the Amendment No. 3 Effective Date with the proceeds of Loans to be borrowed under the Credit Agreement immediately after this Amendment becomes effective and/or other funds available for such purpose.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                             NACCO MATERIALS HANDLING
                               GROUP, INC.


                             By: /s/ Jeffrey C. Mattern
                             Name: Jeffrey C. Mattern
                             Title: Treasurer



                             MORGAN GUARANTY TRUST
                               COMPANY OF NEW YORK


                             By: /s/ Patricia P. Lunka
                             Name: Patricia P. Lunka
                             Title: Vice President


                             BANK OF AMERICA NATIONAL
                             TRUST AND SAVINGS ASSOCIATION


                             By: /s/ Maria Vickroy-Peralta
                             Name: Maria Vickroy-Peralta
                             Title: Vice President


                             CITIBANK, N.A.


                             By: /s/ Marjorie Futornick
                             Name: Marjorie Futornick
                             Title: Vice President


                             THE LONG-TERM CREDIT BANK
                               OF JAPAN, LTD.


                             By: /s/ Brady S. Sadek
                             Name: Brady S. Sadek
                             Title: Vice President & Deputy
                                    General Manager

                             UNION BANK OF CALIFORNIA, N.A.


                             By: /s/ Alison Amonette
                             Name: Alison Amonette
                             Title: Vice President


                             KEYBANK NATIONAL ASSOCIATION


                             By: /s/ Kevin McBride
                             Name: Kevin McBride
                             Title: Vice Prsident


                             UNITED STATES NATIONAL
                               BANK OF OREGON


                             By: /s/ Chris J. Karlin
                             Name: Chris J. Karlin
                             Title: Vice President


                             THE CHASE MANHATTAN BANK
                               (formerly known as Chemical Bank)


                            By: /s/ Timothy J. Storms
                            Name: Timothy J. Storms
                            Title: Managing Director


                            WELLS FARGO BANK, N.A.


                            By: /s/ John R. Bean
                            Name: John R. Bean
                            Title: Asst. Vice President


                            BANK OF SCOTLAND


                            By: /s/ Annie Chin Tat
                            Name: Annie Chin Tat
                            Title: Vice President


                            CAISSE NATIONALE DE CREDIT
                              AGRICOLE


                            By: /s/ William Jeffers
                            Name: William Jeffers
                            Title: Vice President


                            MELLON BANK, N.A.


                            By: /s/ Mark F. Johnston
                            Name: Mark F. Johnston
                            Title: AVP


                            THE SUMITOMO BANK, LTD.


                            By: /s/ H. Iwami
                            Name: Hiroyuki Iwami
                            Title: Joint General Manager



                            ISTITUTO BANCARIO SAN PAOLO
                              DI TORINO S.P.A.


                            By: /s/ Carlo Persico /s/ William J. DeAngelo
                            Name: Carlo Persico   William J.DeAngelo
                            Title: Deputy General          FVP
                                    Manager

     The undersigned Banks consent to the termination of their respective Commitments pursuant to this Amendment and sign this Amendment for the purpose of satisfying the provisions of Section 9.5 of the Credit Agreement requiring an amendment of this type to be signed by all the Banks.


                             THE BANK OF NOVA SCOTIA


                             By: /s/ F.C.H. Ashby
                             Name: F.C.H. Ashby
                             Title: Senior Manager Loan
                                    Operations


                             THE FIRST NATIONAL BANK
                               OF CHICAGO


                             By: /s/ Mark A. Isley
                             Name: Mark A. Isley
                             Title: FVP


                             ROYAL BANK OF CANADA


                             By: /s/ Preston D. Jones
                             Name: Preston D. Jones
                             Title: Senior Manager
                                   Corporate Banking

                               COMMITMENT SCHEDULE



            Banks                                                 Commitments

Morgan Guaranty Trust Company of New York                         $45,000,000
Bank of America National Trust and Savings Association            $34,000,000
Citibank, N.A.                                                    $34,000,000
The Long-term Credit Bank of  Japan, LTD.                         $34,000,000
Union Bank of California, N.A.                                    $34,000,000
Keybank National Association                                      $28,000,000
United States National Bank of Oregon                             $28,000,000
The Chase Manhattan Bank                                          $25,000,000
Wells Fargo Bank, N.A.                                            $18,000,000
Bank of Scotland                                                  $15,000,000
Caisse Nationale De Credit Agricole                               $15,000,000
Mellon Bank, N.A.                                                 $15,000,000
The Sumitomo Bank, LTD.                                           $15,000,000
Istituto Bancario San Paolo Di Torino S.P.A.                      $10,000,000
                                                                -------------
         Total                                                   $350,000,000